EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Sonoma Valley Bancorp (the ACompany@) on Form 10-Q for the period ended June 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the AReport@), we, Mel Switzer, Jr., Chief Executive Officer and Mary Dieter Smith, Chief Financial Officer, of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	August 8, 2007	/s/ Mel Switzer, Jr.
Mel Switzer, Jr.,
President and Chief Executive Officer
(Principal Executive Officer)

Dated	August 8, 2007	/s/ Mary Dieter Smith
Mary Dieter Smith
Executive Vice President and Chief Operating Officer and Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)